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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 13, 2002

                       PAN PACIFIC RETAIL PROPERTIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                    001-13243                 33-0752457
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                   1631-B South Melrose Drive, Vista, CA 92083
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          (Address of principal executive offices, including zip code)

                                 (760) 727-1002
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events.

     On June 13, 2002, Pan Pacific Retail Properties, Inc. executed a terms agreement, which included the provisions of an underwriting agreement, for the issuance and sale of $55,000,000 aggregate principal amount of its 5.75% Notes due 2007 as set forth in a Prospectus Supplement dated June 13, 2002 and the accompanying Prospectus dated October 5, 1998. For additional information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

Exhibit
Number        Description
-------       -----------

  1.1 Terms Agreement and Underwriting Agreement dated June 13, 2002, by and among Pan Pacific Retail Properties, Inc. and Credit Suisse First Boston Corporation.

  4.1         Form of 5.75% Note due 2007.

  4.2 Form of Indenture relating to the Notes. (Incorporated by reference from Exhibit 4.2 of Pan Pacific Retail Properties, Inc.'s Current Report on Form 8-K as filed on April 10, 2001)

  4.3 Minutes of a meeting of the Pricing Committee held on June 13, 2002 designating the terms of the 5.75% Notes Due 2007.

 12.1         Selected Financial Ratios.

 23.1         Consent of KPMG LLP.

 25.1         Form T-1.

                                        2

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Pan Pacific Retail Properties, Inc.

Date:  June 19, 2002                      By: /s/ Joseph B. Tyson
                                              ----------------------------------
                                              Joseph B. Tyson
                                              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary

                                        3

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                                  EXHIBIT INDEX

Exhibit
Number        Description
-------       -----------

  1.1 Terms Agreement and Underwriting Agreement dated June 13, 2002, by and among Pan Pacific Retail Properties, Inc. and Credit Suisse First Boston Corporation.

  4.1         Form of 5.75% Note due 2007.

  4.2 Form of Indenture relating to the Notes. (Incorporated by reference from Exhibit 4.2 of Pan Pacific Retail Properties, Inc.'s Current Report on Form 8-K as filed on April 10, 2001)

  4.3 Minutes of a meeting of the Pricing Committee held on June 13, 2002 designating the terms of the 5.75% Notes Due 2007.

 12.1         Selected Financial Ratios.

 23.1         Consent of KPMG LLP.

 25.1         Form T-1.